Presentation for Business Update May 7, 2024

Forward-Looking Statements This communication contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this communication that are not statements of historical fact, including statements about our beliefs and expectations regarding our future results of operations and financial position, business strategy, timing and likelihood of success, potential expansion of bitcoin mining data centers, and management plans and objectives, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” and similar expressions (including the negative versions of such words or expressions). These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and our management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: volatility in the price of Cipher's securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, variations in performance across competitors, changes in laws and regulations affecting Cipher's business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2023, and in Cipher's subsequent filings with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures We use non-GAAP financial measures to assess and analyze our operational results and trends and to make financial and operational decisions. We believe these non-GAAP financial measures are useful to investors because they provide greater transparency regarding our operating performance. The non-GAAP financial measures included in this presentation should not be considered alternatives to measurements required by GAAP, and should not be considered measures of liquidity. These non-GAAP financial measures are unlikely to be comparable with non-GAAP information provided by other companies. Reconciliation of non-GAAP financial measures and GAAP financial measures are included in the tables accompanying this presentation. Reported results are presented in accordance with GAAP, whereas adjusted results are GAAP results adjusted to exclude the impact of (i) the non-cash change in fair value of derivative asset, (ii) share-based compensation expense, (iii) depreciation and amortization, (iv) deferred income tax expense, (v) nonrecurring gains and losses and (vi) the non-cash change in fair value of warrant liability. The contents and appearance of this presentation is copyrighted and the trademarks and service marks are owned by Cipher Mining Inc. All rights reserved.

First Quarter 2024 Update $96m Cash(1) 2,033 BTC BTC Held(1) 7.7 EH/s Self-Mining Hash Rate (1) $43m Q4 2023 $48m Q1 2024 revenues $11m Q4 2023 $40m Q1 2024 GAAP Net Earnings $28m Q4 2023 $63m Q1 2024 Adjusted Earnings Note: Values represented are approximations As of April 30, 2024

Built to Succeed and Positioned to Win Post-Halving ~2.7c Anticipated Weighted Average Power Price (c/kWh)(1) of Cipher’s Portfolio Energized Through Fixed Price Power Current Operating Fleet Efficiency 2025 Expected Fleet Efficiency(2) 96% ~29.0 J/TH ~22.0 J/TH Represents the expected weighted average power price at Cipher’s current sites Reflects Cipher’s expected fleet efficiency with the current operating fleet, energization of contracted rigs / hardware, implementation of software, and energization of the full Bitmain T21 purchase option

Bear & Chief Expansions 30 MW Expansion at Each of Bear and Chief JV Data Centers Delivering ~1.25 EH/s of self-mining hash rate for Cipher Full energization on track for Q2 2024

Odessa Timeline Comparison Odessa Data Center Pre-Construction Odessa Data Center November 2022 14 Months 6

Black Pearl Expansion Black Pearl Data Center Construction Commenced Delivering 300 MW of total capacity Full energization expected in 2025

Black Pearl Facility 3D Rendering

Bitcoin Mining Business Model POWER SOURCE MINING EQUIPMENT BITCOIN NETWORK Data center revenue includes a reward for the block mined, transaction fees, and potential power sales(1) Average block time is 10 minutes Time for Bitcoin system to mine a new block Block reward based on ratio of data center’s computing power to that of entire Bitcoin network Current block reward amounts to 3.125 bitcoins per block(2) Transaction fees are additional bitcoin paid to miners for confirming transactions Bitcoin Mining Dynamics Electricity Electricity Cost Computing Power Transaction Fees Bitcoin Reward Transaction Processing Assignment of Rewards 9 At certain sites, Cipher can opportunistically elect to use power at data center or sell to the market The block reward is cut in half after every 210,000 blocks are mined (~every 4 years); the latest revision was in April 2024

Execute Data Center Build-Outs Focus on Long-Term Expansion Goals Select Best M&A Opportunities Represents average USD market price across major bitcoin exchanges from March 1, 2024, to April 30, 2024, per blockchain.com Reflects Bitcoin network hash rate from March 1, 2024, to April 30, 2024, per blockchain.com BTC Price & Network Hash rate(1,2) Market Update Current emphasis Bitcoin Surpasses Silver’s Market Cap $69,027 | Mar. 11 All-Time High Hash Rate $63,824 | Apr. 20 All-Time High Bitcoin Price $73,094 | Mar. 14 All-Time High Transaction Fees $63,508 | Apr. 19 4th Bitcoin Halving Event $63,508 | Apr. 19 The Halving has Passed Supply/Demand Imbalance Incoming? Wave of M&A? 1 2 3

KEY UPDATES

Data Centers Update

~$11,912 All-in Electricity Cost per BTC in Q1 '24

Odessa

~$11,892 all-in electricity cost per BTC[1]

~90% of Q1 '24 BTC production

Alborz

~$11,234 all-in electricity cost per BTC[2]

~6% of Q1 '24 BTC production

Bear & Chief

~$13,546 all-in electricity cost per BTC[3]

~4% of Q1 '24 BTC production

Steady Scaling

Anticipated Power Capacity & Hash Rate Growth


~236 MW
~266 MW
~266 MW
~566 MW
Current
2Q24E
3Q24E
2025


~7.7 EH/s
~8.9 EH/s
~9.3 EH/s
~25.1 EH/s
Current
2Q24E
3Q24E
2025(4)

(1) Reflects electricity cost from Q1 '24, including TDU charges and net of revenue generated from opportunistic power sales
(2) Reflects electricity cost from Q1 '24, including taxes, customer charges, and 2021 storm surcharge
(3) Reflects combined electricity cost from Q1 '24, including taxes, settlement charges, and TSDP charges
(4) Assumes 3Q24E hash rate plus the energization of contracted Bitmain T21 rigs and the full Bitmain T21 purchase option

11

ODESSA

Operational Highlights

Odessa – 90% of BTC Production(1)

~6.7 EH/s
Operating Hash Rate

207 MW
Operating Power Capacity

~$11,892
All-in Electricity Cost per BTC(2)

~1,183 BTC
BTC Mined YTD(3)

(1) Reflects approximate percentage of Cipher's April 2024 BTC production
(2) Reflects electricity cost from Q1 '24, including TDU charges and net of revenue generated from opportunistic power sales
(3) YTD through April 2024

ALBORZ

Operational Highlights

Alborz – 7% of BTC Production(1)

~1.3 EH/s
Operating Hash Rate(2)

40 MW
Operating Power Capacity

~$11,234
All-in Electricity Cost per BTC(3)

~168 BTC
BTC Mined YTD(4)

(1) Reflects approximate percentage of Cipher's April 2024 BTC production
(2) Joint venture with WindHQ LLC, of which Cipher owns ~0.64 EH/s
(3) Reflects electricity cost from Q1 '24, including taxes, customer charges, and 2021 storm surcharge
(4) YTD through April 2024; joint venture with WindHQ LLC, of which Cipher owns ~82 BTC

BEAR & CHIEF

Operational Highlights

Bear & Chief – 3% of BTC Production(1)

~0.7 EH/s
Operating Hash Rate(2)

20 MW
Operating Power Capacity

~$13,546
All-in Electricity Cost per BTC(3)

~96 BTC
BTC Mined YTD(4)

(1) Reflects approximate percentage of Cipher's April 2024 BTC production
(2) Joint venture with WindHQ LLC, of which Cipher owns ~0.32 EH/s
(3) Reflects combined electricity cost from Q1 '24, including taxes, settlement charges, and TSDP charges
(4) YTD through April 2024; joint venture with WindHQ LLC, of which Cipher owns ~47 BTC

Financial Update

$11m Q4 2023 $40m Q1 2024 gaap NET earnings $0.04 Q4 2023 $0.13 Q1 2024 Gaap net earnings per share $43m Q4 2023 $48m Q1 2024 revenues $23m Q4 2023 $19m Q1 2024 Compensation & Benefits + G&A Financial Highlights – Quarter Over Quarter Note: Values represented are approximations $28m Q4 2023 $63m Q1 2024 Adjusted Earnings $0.11 Q4 2023 $0.21 Q1 2024 Adjusted earnings per Share

($5m) Q1 2023 $40m Q1 2024 gaap NET earnings ($0.02) Q1 2023 $0.13 Q1 2024 Gaap net earnings per share $22m Q1 2023 $48m Q1 2024 revenues $17m Q1 2023 $19m Q1 2024 Compensation & Benefits + G&A Financial Highlights – Year Over Year Note: Values represented are approximations $8m Q1 2023 $63m Q1 2024 Adjusted Earnings $0.03 Q1 2023 $0.21 Q1 2024 Adjusted earnings per Share

Results of Operations QoQ and YoY Comparison

	Three Months Ended			Three Months Ended		
	March 31, 2024	December 31, 2023	% Change	March 31, 2024	March 31, 2023	% Change
Revenue - bitcoin mining	$ 48,137	$ 43,419	11%	$ 48,137	$ 21,895	120%
Costs and operating expenses (income)						
Cost of revenue	14,820	13,292	11%	14,820	8,141	82%
Compensation and benefits	13,036	15,723	(17)%	13,036	11,937	9%
General and administrative	6,077	6,819	(11)%	6,077	5,483	11%
Depreciation and amortization	17,244	16,809	3%	17,244	11,655	48%
Change in fair value of derivative asset	(7,359)	(13,542)	46%	(7,359)	(5,328)	(38)%
Power sales	(1,173)	(1,472)	20%	(1,173)	(98)	(1,097)%
Equity in losses of equity investees	(738)	(1,649)	55%	(738)	750	(198)%
Gains on fair value of bitcoin	(40,556)	(7,762)	(422)%	(40,556)	(4,264)	(851)%
Other gains	-	-	0%	-	(2,260)	100%
Total costs and operating expenses (income)	1,351	28,218	(95)%	1,351	26,016	(95)%
Operating income (loss)	46,786	15,201	208%	46,786	(4,121)	1,235%
Other income (expense)						
Interest income	786	52	1,412%	786	76	934%
Interest expense	(400)	(486)	18%	(400)	(401)	0%
Change in fair value of warrant liability	250	(194)	229%	250	(37)	776%
Other expense	(1,958)	1	(195,900)%	(1,958)	-	0%
Total other income (expense)	(1,322)	(627)	(111)%	(1,322)	(362)	(265)%
Income (loss) before taxes	45,464	14,574	212%	45,464	(4,483)	1,114%
Current income tax expense	(386)	(58)	(566)%	(386)	(17)	(2,171)%
Deferred income tax expense	(5,178)	(3,921)	(32)%	(5,178)	(53)	(9,670)%
Total income tax expense	(5,564)	(3,979)	(40)%	(5,564)	(70)	(7,849)%
Net income (loss)	$ 39,900	$ 10,595	277%	$ 39,900	$ (4,553)	976%

Note: In thousands

18

  Three Months Ended   Three Months Ended   March 31, 2024   December 31, 2023   % Change March 31, 2024   March 31, 2023 % Change Reconciliation of Adjusted Earnings:                       Net income (loss) $ 39,900   $ 10,595   277%   $ 39,900   $ (4,553)   (976)% Change in fair value of derivative asset (7,359)   (13,542)   (46)%   (7,359)   (5,328)   38% Share-based compensation expense 8,317   9,783   (15)%   8,317   8,810   (6)% Depreciation and amortization 17,244   16,809   3%   17,244   11,655   48% Deferred income tax expense 5,178   3,921   32%   5,178   53   9,670% Other gains - nonrecurring -   -   0%   -   (2,260)   (100)% Change in fair value of warrant liability (250)   194   (229)%   (250)   37   (776)% Adjusted earnings 63,030   27,760   127%   63,030   8,414   649% Non-GAAP Adjusted Earnings QoQ and YoY Comparison Note: In thousands

  March 31, 2024     December 31, 2023     (unaudited)         ASSETS           Current assets           Cash and cash equivalents $ 88,675     $ 86,105   Accounts receivable   680       622   Receivables, related party   430       245   Prepaid expenses and other current assets   2,910       3,670   Bitcoin   123,307       32,978   Derivative asset   34,228       31,878   Total current assets   250,230       155,498   Property and equipment, net   238,541       243,815   Deposits on equipment   30,187       30,812   Intangible assets, net   8,162       8,109   Investment in equity investees   52,621       35,258   Derivative asset   66,722       61,713   Operating lease right-of-use asset   6,823       7,077   Security deposits   23,855       23,855   Total assets $ 677,141     $ 566,137   LIABILITIES AND STOCKHOLDERS’ EQUITY           Current liabilities           Accounts payable $ 7,520     $ 4,980   Accounts payable, related party   -       1,554   Accrued expenses and other current liabilities   18,661       22,439   Finance lease liability, current portion   3,595       3,404   Operating lease liability, current portion   1,204       1,166   Warrant liability   -       250   Total current liabilities   30,980       33,793   Asset retirement obligation   18,708       18,394   Finance lease liability   10,121       11,128   Operating lease liability   6,025       6,280   Deferred tax liability   10,383       5,206   Total liabilities   76,217       74,801   Commitments and contingencies (Note 13)           Stockholders’ equity           Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of March 31, 2024 and December 31, 2023   -       -   Common stock, $0.001 par value, 500,000,000 shares authorized, 312,649,102 and 296,276,536 shares issued as of March 31, 2024 and December 31, 2023, respectively, and 306,543,330 and 290,957,862 shares outstanding as of March 31, 2024, and December 31, 2023, respectively   313       296   Additional paid-in capital   697,494       627,822   Accumulated deficit   (96,877)     (136,777) Treasury stock, at par, 6,105,772 and 5,318,674 shares at March 31, 2024 and December 31, 2023, respectively   (6)     (5) Total stockholders’ equity   600,924       491,336   Total liabilities and stockholders’ equity $ 677,141     $ 566,137               Consolidated Balance Sheets Note: In thousands, except for share and per share amounts

Appendix

Statements of Changes in Stockholders' Equity (Deficit)

Three Months Ended March 31, 2024

	Common Stock		Additional	Accumulated	Treasury Stock		Total
	Shares	Amount	Paid-in Capital	Deficit	Shares	Amount	Stockholders' Equity
Balance as of December 31, 2023	**296,276,536**	**$ 296**	**$ 627,822**	**$ (136,777)**	**(5,318,674)**	**$ (5)**	**$ 491,336**
Issuance of common shares, net of offering costs - At-the-market offering	14,246,235	14	64,532	-	-	-	64,546
Delivery of common stock underlying restricted stock units, net of shares settled for tax withholding settlement	2,059,390	3	(3,177)	-	(787,098)	(1)	(3,175)
Share-based compensation	66,941	-	8,317	-	-	-	8,317
Net income	-	-	-	39,900	-	-	39,900
Balance as of March 31, 2024	**312,649,102**	**$ 313**	**$ 697,494**	**$ (96,877)**	**(6,105,772)**	**$ (6)**	**$ 600,924**

Three Months Ended March 31, 2023

	Common Stock		Additional	Accumulated	Treasury Stock		Total
	Shares	Amount	Paid-in Capital	Deficit	Shares	Amount	Stockholders' Equity
Balance as of December 31, 2022	**251,095,305**	**$ 251**	**$ 453,854**	**$ (111,209)**	**(3,543,347)**	**$ (4)**	**$ 342,892**
Cumulative effect upon adoption of ASU 2023-08	-	-	-	209	-	-	209
Delivery of common stock underlying restricted stock units, net of shares settled for tax withholding settlement	1,954,783	2	(483)	-	(600,734)	-	(481)
Share-based compensation	-	-	8,810	-	-	-	8,810
Net loss	-	-	-	(4,553)	-	-	(4,553)
Balance as of March 31, 2023	**253,050,088**	**$ 253**	**$ 462,181**	**$ (115,553)**	**(4,144,081)**	**$ (4)**	**$ 346,877**

Note: In thousands, except for share amounts

22

Supplemental disclosure of noncash investing and financing activities           Reclassification of deposits on equipment to property and equipment $ 5,161     $ 71,533   Bitcoin received from equity investees $ 1,694     $ 317   Settlement of related party payable related to master services and supply agreement $ 1,554     $ -   Equity method investment acquired for non-cash consideration $ -     $ 1,925   Property and equipment purchases in accounts payable, accounts payable, related party and accrued expenses $ -     $ 5,940   Deposits on equipment in accounts payable, accounts payable, related party and accrued expenses $ -     $ 691   Finance lease cost in accrued expenses $ -     $ 1,017     Three months ended March 31,     2024     2023   Cash flows from operating activities           Net income (loss) $ 39,900     $ (4,553) Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:           Depreciation   17,097       11,655   Amortization of intangible assets   147       -   Amortization of operating right-of-use asset   254       222   Share-based compensation   8,317       8,810   Equity in (gains) losses of equity investees   (738)     750   Non-cash lease expense   392       401   Other operating activities   1,958       -   Income taxes   5,564       53   Bitcoin received as payment for services   (48,079)     (21,717) Change in fair value of derivative asset   (7,359)     (5,328) Change in fair value of warrant liability   (250)     37   Gains on fair value of bitcoin   (40,556)     (4,264) Changes in assets and liabilities:           Accounts receivable   (58)     (183) Receivables, related party   (185)     (189) Prepaid expenses and other current assets   760       2,975   Security deposits   -       (12) Accounts payable   2,540       2,913   Accounts payable, related party   -       (1,529) Accrued expenses and other current liabilities   (6,123)     65   Lease liabilities   (217)     (248) Net cash used in operating activities   (26,636)     (10,142) Cash flows from investing activities           Proceeds from sale of bitcoin   -       20,958   Deposits on equipment   (4,536)     (1,106) Purchases of property and equipment   (7,902)     (17,947) Purchases and development of software   (200)     -   Capital distributions from equity investees   -       3,807   Investment in equity investees   (18,319)     (3,094) Net cash (used in) provided by investing activities   (30,957)     2,618   Cash flows from financing activities           Proceeds from the issuance of common stock   66,171       -   Offering costs paid for the issuance of common stock   (1,623)     -   Repurchase of common shares to pay employee withholding taxes   (3,177)     (481) Principal payments on financing lease   (1,208)     -   Net cash provided by (used in) financing activities   60,163       (481) Net increase (decrease) in cash and cash equivalents   2,570       (8,005) Cash and cash equivalents, beginning of the period   86,105       11,927   Cash and cash equivalents, end of the period $ 88,675     $ 3,922   Consolidated Statement of Cash Flows Note: In thousands